UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2011

Kratos Defense & Security Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA  92121

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-7300

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 29, 2011, Kratos Defense & Security Solutions, Inc., a Delaware corporation (the “Company” or “Kratos”), filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) in connection with the completion of the previously announced merger (the “Merger”) of IRIS Merger Sub Inc., a Maryland Corporation and a wholly owned subsidiary of the Company (“Merger Sub”), with and into Integral Systems, Inc., a Maryland corporation (“Integral Systems”), whereby Integral Systems became a wholly owned subsidiary of the Company. The Merger was effected pursuant to an Agreement and Plan of Merger, dated May 15, 2011, by and among the Company, Integral Systems, Merger Sub, and IRIS Acquisition Sub LLC, a Maryland limited liability company and a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01(a) and Item 9.01(b) of the Original 8-K to provide certain historical financial information of Integral Systems and the Company’s unaudited pro forma financial information relating to the effects of the Merger.

Item 9.01.    Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

(i) Audited consolidated financial statements for Integral Systems as of September 24, 2010 and September 25, 2009 and for each of the fiscal years ended September 24, 2010, September 25, 2009, and September 30, 2008 and related notes to the consolidated financial statements are attached hereto as Exhibit 99.1.

(ii) Unaudited consolidated financial statements for Integral Systems as of April 1, 2011 and for the six month periods ended April 1, 2011 and March 26, 2010 and related notes to the consolidated financial statements, giving effect to the merger, are attached hereto as Exhibit 99.2.

(b)  Pro Forma Financial Statements.

The unaudited pro forma condensed combined statement of operations for the year ended December 26, 2010 and six months ended June 26, 2011, and the unaudited pro forma condensed combined balance sheet as of June 26, 2011 are attached hereto as Exhibit 99.3.

(d) Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP.

23.2	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1

Audited consolidated financial statements of Integral Systems as of September 24, 2010 and September 25, 2009, and for the years ended September 24, 2010, September 25, 2009, and September 30, 2008 and related notes to the consolidated financial statements.

99.2	Unaudited interim condensed consolidated financial statements of Integral Systems as of April 1, 2011 and for the six month periods ended April 1, 2011 and March 26, 2010.

99.3

Unaudited pro forma condensed combined balance sheet as of June 26, 2011, and unaudited pro forma condensed combined statement of operations for the six month period ended June 26, 2011 and for the year ended December 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deborah Butera
Deborah Butera
Senior Vice President, General Counsel and Secretary/Registered In-House Counsel
Date: October 11, 2011